PRUDENTIAL INVESTMENT PORTFOLIOS 16

PGIM Income Builder Fund

(the “Fund”)

Supplement dated May 6, 2020 to the
Currently Effective Summary Prospectus, Prospectus and
Statement of Additional Information (SAI)

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and SAI, be retained for future reference and is in addition to any existing Fund supplements.

Effective immediately, all references to "PGIM Fund Management Limited" in the Fund's Summary Prospectus, Prospectus and Statement of Additional Information are replaced with "PGIM Real Estate (UK) Limited".

In the Fund's Statutory Prospectus, in the section titled "How the Fund is Managed – Subadvisers" the paragraph regarding PGIM Fund Management Limited is deleted and replaced with the following:

PGIM Real Estate (UK) Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Real Estate (UK) Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Real Estate (UK) provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2019, PGIM Real Estate (UK) Limited-PGIM Real Estate managed approximately $972,858,952 in assets.

LR1312